UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2006

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c). On June 15, 2006, the Board of Directors of UnumProvident Corporation named Joseph M. Zubretsky, Senior Executive Vice President, Finance, Investments and Corporate Development as interim Chief Financial Officer, pending the return from an extended leave of its Chief Financial Officer, Robert C. Greving, who is recovering from recent surgery. Information with respect to Mr. Zubretsky’s other positions with the Company, business experience and employment agreement are provided in the Company’s Form 10-K for fiscal year ended December 31, 2005 filed March 3, 2006, and Proxy Statement for the 2006 Annual Meeting of Stockholders, filed via EDGAR on April 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnumProvident Corporation (Registrant)

Date: June 19, 2006	By:	/s/ Susan N. Roth
Name: Susan N. Roth
Title: Vice President, Corporate Secretary and Assistant General Counsel